1290 FUNDS®

1290 GAMCO Small/Mid Cap Value Fund

SUPPLEMENT DATED MARCH 1, 2022 TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MARCH 1, 2022

This Supplement updates certain information contained in the Summary Prospectus and Prospectus dated March 1, 2022 of 1290 Funds. You should read this Supplement in conjunction with the Summary Prospectus and Prospectus and retain it for future reference. You may obtain these documents, free of charge, by calling 1‑888‑310‑0416 or by sending an e‑mail request to 1290Funds@dfinsolutions.com, or you can view, print, and download a copy of these documents at 1290 Funds’ website at www.1290Funds.com.

The purpose of this Supplement is to provide you with information regarding a lower contractual expense limitation agreement applicable to 1290 GAMCO Small/Mid Cap Value Fund, effective March 1, 2022.

Effective March 1, 2022, the Summary Prospectus and section of the Prospectus entitled “1290 GAMCO Small/Mid Cap Value Fund — Class A (TNVAX), Class T (TNVCX), Class I (TNVIX) and Class R (TNVRX) Shares” are amended by deleting the section entitled “FEES AND EXPENSES OF THE FUND” in its entirety and replacing it with the following information:

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in 1290 Funds’ funds. More information about these and other discounts is available from your financial professional and in the “How Sales Charges are Calculated” and “Ways to Reduce or Eliminate Sales Charges” sections of the Fund’s Prospectus, and the “Purchase, Redemption and Pricing of Shares” section of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
1290 GAMCO Small/Mid Cap Value Fund	Class A Shares		Class T Shares	Class I Shares	Class R Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%		2.50%	None	None
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00%	[1]	None	None	None
Maximum account fee (deducted from accounts with a balance of less than $1,000)	$25		$25	$25	$25
[1]	On shares purchased without an initial sales charge and redeemed within 12 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
1290 GAMCO Small/Mid Cap Value Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Management Fee	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service Fees (12b‑1 fees)	0.25%	0.25%	0.00%	0.50%
Other Expenses	0.42%	0.42%	0.42%	0.42%
Total Annual Fund Operating Expenses	1.42%	1.42%	1.17%	1.67%
Fee Waiver and/or Expense Reimbursement[1,2]	(0.22)%	(0.22)%	(0.22)%	(0.22)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.20%	1.20%	0.95%	1.45%
[1]
Pursuant to a contract, Equitable Investment Management Group, LLC (the “Adviser ”) has agreed to make payments or waive its and its affiliates’ management, administrative and other fees to limit the expenses of the Fund through April 30, 2023 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses (other than offering costs), 12b‑1 fees, dividend and interest expenses on securities sold short, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) do not

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exceed an annual rate of average daily net assets of 0.95% for Class A shares, Class T shares, Class I shares, and Class R shares of the Fund. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2023. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Fund’s expense ratio, after the reimbursement is taken into account, does not exceed the Fund’s expense cap at the time of the waiver or the Fund’s expense cap at the time of the reimbursement, whichever is lower. The total annual fund operating expense ratios after fee waiver and/or expense reimbursement for Class A shares, Class T shares, and Class R shares, as shown in the table, are higher than the Fund’s expense cap because these ratios include 12b‑1 fees and certain other expenses, as noted above, that are excluded from the Expense Limitation Arrangement.

[2]	Fee Waiver and/or Expense Reimbursement information has been restated to reflect the current Expense Limitation Arrangement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated, that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the Expense Limitation Arrangement is not renewed. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$666	$954	$1,264	$2,140
Class T Shares	$369	$667	$987	$1,891
Class I Shares	$97	$350	$622	$1,401
Class R Shares	$148	$505	$887	$1,958

Effective March 1, 2022, the section of the Prospectus entitled “More Information on Fees and Expenses — Expense Limitation Agreement” is amended to include the following information with respect to 1290 GAMCO Small/Mid Cap Value Fund:

Expense Limitation Provisions

Funds	Total Annual Operating Expenses Limited to (% of average daily net assets, excluding 12b‑1 fees and certain other expenses noted above)
	Class A	Class T	Class I	Class R
1290 GAMCO Small/Mid Cap Value Fund*, ***	0.95%	0.95%	0.95%	0.95%
*	For purposes of calculating the maximum annual operating expense limit, the fees and expenses of other investment companies in which the Fund invests are included in annual operating expenses
***	Effective March 1, 2022.